UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: June 8, 2017

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of matters to a vote of Security Holders.

At the 2017 Annual Meeting of Stockholders of the Company held on June 8, 2017 (the “Annual Meeting”), the matters on which the stockholders voted, in person or by proxy were:

(i)	To elect six nominees as directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

(ii)	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement;

(iii)	To approve, on an advisory basis, the frequency of future advisory votes on Company’s named executive officer compensation;

(iv)	To ratify the selection of PricewaterhouseCoopers Zhong Tian LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(v)	To vote upon a stockholder proposal relating to proxy access, if properly presented at the Annual Meeting.

The six nominees were elected, the compensation of named executive officers was approved (on an advisory basis), the frequency for future advisory votes on Company’s named executive officers compensation was approved, the appointment of the independent registered public accounting firm was ratified, and the stockholder proposal to amend proxy access was not approved and failed. The results of the voting were as follows:

Election of Directors	Votes For	Votes Withheld	Broker Non-votes
Jon S. Saxe	33,897,004	813,013	5,554,296
Friedhelm Blobel, Ph.D.	34,299,422	410,595	5,554,296
Nancy T. Chang, Ph.D.	33,903,476	806,541	5,554,296
Richard J. Hawkins	31,268,488	3,441,529	5,554,296
Gregg A. Lapointe	34,178,410	531,607	5,554,296
Simon Li	33,903,289	806,728	5,554,296

	Votes For	Votes Against	Abstentions	Broker Non-votes
Approval of Executive Compensation	33,121,822	1,326,662	261,533	5,554,296

	1 Year	2 Years	3 Years	Abstentions	Broker Non-votes
Approval of Frequency of Advisory Vote	24,412,463	41,073	10,000,523	255,958	5,554,296

	Votes For	Votes Against	Abstentions
Approval of independent registered public accounting firm	39,928,835	61,668	273,810

	Votes For	Votes Against	Abstentions	Broker Non-votes
Approval of shareholder proposal to amend proxy access	9,624,383	24,413,019	672,615	5,554,296

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2017	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Wilson W. Cheung
Wilson W. Cheung
Chief Financial Officer and Senior Vice President, Finance